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                                                                    EXHIBIT 23.1

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 7, 1999, in Amendment No. 1 to the Registration Statement on Form SB-2 and related Prospectus of WorldQuest Networks, Inc. filed with the Commission on September 7, 1999.



                                       /s/ Ernst & Young LLP


Dallas, Texas
September 3, 1999